UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 22, 2020

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 22, 2020, One Water Assets & Operations, LLC (“OWAO”), a subsidiary of OneWater Marine Inc. (the “Company”), entered into an agreement (the “Purchase Agreement”) with Boats4Sale.com, LLC (“Boats4Sale”). Pursuant to the Purchase Agreement, OWAO purchased the website domain name “Boatsforsale.com” (including all related goodwill) from Boats4Sale in exchange for cash consideration of $396,769.00. The Purchase Agreement includes customary representations, warranties and covenants by OWAO and Boats4Sale.

The Company’s Chief Executive Officer, Austin Singleton, and President and Chief Operating Officer, Anthony Aisquith, are the controlling members of the entity that holds a 95% interest in Boats4Sale and that serves as its sole manager. Jeffrey Lamkin, a director of the Company, is the sole manager of an entity that holds a 2.5% interest in Boats4Sale. The transaction was approved in accordance with the Company’s Related Party Transactions Policy.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure.

On August 24, 2020, the Company issued a press release announcing the purchase of the domain name Boatsforsale.com. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Domain Name Purchase and Transfer Agreement, dated August 22, 2020, by and between One Water Assets & Operations, LLC and Boats4Sale.com, LLC.

99.1	Press Release issued by OneWater Marine Inc., dated August 24, 2020.*

*	Furnished herewith.

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  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
	Name:	Jack Ezzell
	Title:	Chief Financial Officer

Dated: August 24, 2020

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